SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) June 17, 1999 (June 16, 1999)
                                                  ----------------------------


                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)


          New Jersey                   1-1031                    22-0743290
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

 Corporate Park III, Campus Dr., P.O. Box 6707, Somerset,  NJ        08875-6707
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 (Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code (732) 469-8300
                                                        --------------

                               RONSON CORPORATION
                                 FORM 8-K INDEX





        ITEM 5.    OTHER EVENTS

        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        Item 5.  Other Events

             On June 16, 1999, the Registrant, Ronson Corporation (the "Company"), issued a letter from Mr. Louis V. Aronson II, the Company's president and chief executive officer, to Mr. Warren G. Lichtenstein rejecting Mr. Lichtenstein's request for a meeting with the Company's Board. The letter is attached hereto as Exhibit 99.a).


        Item 7.  Financial Statements and Exhibits

                 a) Financial Statements:  None.

                 b) Pro Forma Financial Information:  None.

                 c) Exhibits:


                    99.a)    Letter  dated  June  16,  1999,  to  Mr.  Warren G.
        Lichtenstein from Mr. Louis V. Aronson II, the Company's president and chief executive officer.


                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Ronson Corporation



                                                /s/ Daryl K. Holcomb
                                                ------------------------
                                                Daryl K. Holcomb
                                                Vice President and
                                                Chief Financial Officer,
                                                Controller and Treasurer



        Dated:  June 17, 1999